EXHIBIT 99.1
                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 WHX CORPORATION

                Under Section 242 of the General Corporation Law

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         It is hereby certified that:


               1.  The  name  of  the  corporation  is  WHX   Corporation   (the
"Company").

               2.  The  Certificate  of   Incorporation   of  the  Company  (the
"Certificate of Incorporation") is hereby amended in accordance with the following resolutions:

                    RESOLVED,   that  Article  SEVENTH  of  the  Certificate  of
          Incorporation is hereby amended and restated in its entirety to read as follows:

                    "SEVENTH:  In furtherance of and not in limitation
               of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the By-Laws of the Corporation, subject to the power of the holders of the capital stock of the Corporation to alter, amend or repeal the By-Laws. Until June 30, 2001, no adoption, alteration, amendment or repeal of a By-Law by action of stockholders shall be effective unless approved by the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article SEVENTH shall be in addition to any other vote of stockholders that may be required by law, this Certificate of Incorporation, the By-Laws of the Corporation, any agreement with a national securities exchange or otherwise."


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

                    RESOLVED,   that  Article  EIGHTH  of  the   Certificate  of
          Incorporation is hereby amended and restated in its entirety to read as follows:

                    "EIGHTH:  Subject to the rights of the  holders of
               any class of Preferred Stock, until June 30, 2001, no action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior written notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. After June 30, 2001, the power of the stockholders to act by written consent without a meeting, without prior notice and without a vote shall be as provided by the Delaware GCL. Notwithstanding the foregoing provisions of this paragraph, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action as a separate class by written consent to such extent, if any, as may be provided in the terms of such series. Subject to the rights of the holders of any class of Preferred Stock, until June 30, 2001, a special meeting of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board and the Stockholders shall have no power to cause the Chairman of the Board or the Board of Directors to call a special meeting of stockholders. After June 30, 2001, a special meeting of stockholders may be called by the Chairman of the Board, by the Board of Directors pursuant to a resolution adopted by the Whole Board or by the Secretary at the direction of a majority of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class."


                    RESOLVED, that a new Article FOURTEENTH is hereby added to the Certificate of Incorporation and shall read as follows:

                    "FOURTEENTH:  Until June 30,  2001 and  subject to
               the provisions of Article THIRTEENTH, Article SEVENTH, Article EIGHTH and this Article FOURTEENTH shall not be amended, modified or repealed, and no provision inconsistent with any such provision shall become part of this Certificate of Incorporation, unless such matter is approved by the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article FOURTEENTH shall be in addition to any other vote of


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

               the stockholders that may be required by law, this Certificate of Incorporation, the By-Laws of the Corporation, any agreement with a national securities exchange or otherwise."

               3. This Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 103 and 242 of the General Corporation Law of the State of Delaware.

               IN WITNESS WHEREOF, we have hereunto set our hands this 10th day of November, 1999.


                                            WHX CORPORATION

                                            /s/ Ronald LaBow
                                            ------------------------------------
                                            By:    Ronald LaBow
                                            Title: Chairman of the Board


ATTEST:


/s/ Marvin L. Olshan
---------------------------
By:     Marvin L. Olshan
Title:  Secretary

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